                                                                    Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 6, 2003 in the Registration Statement
(Form S-1) and related Prospectus of AMIS Holdings, Inc. for the registration of common stock.


/s/ Ernst & Young LLP

Salt Lake City, Utah
August 14, 2003